Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of MyMD Pharmaceuticals, Inc. (the “Company”) for the period ended March 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, the undersigned, Ian Rhodes, as the Chief Financial Officer, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 18, 2021	By:	/s/ Ian Rhodes
Ian Rhodes Chief Financial Officer (Principal Financial and Accounting Officer)